Exhibit 10.1
AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”), dated as of May 5, 2026, is entered into by and among BEETHOVEN FINANCING 1, LLC, a Delaware limited liability company, as borrower (the “Borrower”), BEETHOVEN HOLDINGS 1, LLC, a Delaware limited liability company, as SPV guarantor (the “SPV Guarantor”), each of GOLDMAN SACHS BANK USA, FIFTH THIRD BANK, NATIONAL ASSOCIATION, BARCLAYS BANK PLC and MUFG BANK, LTD., as lenders (each, a “Lender” and collectively, the “Lenders”), in their capacity as the “Required Lenders” under the Credit Agreement (as defined below), THE BANK OF NEW YORK MELLON, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”), THE BANK OF NEW YORK MELLON, as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns, the “Collateral Agent”), and THE BANK OF NEW YORK MELLON, as calculation agent (in such capacity, together with its successors and assigns, the “Calculation Agent” and, together with the Administrative Agent and the Collateral Agent, the “Agents”).
RECITALS

WHEREAS, the parties hereto are parties to that certain Credit and Security Agreement, dated as of June 29, 2025, as amended by a First Amendment thereto, dated as of July 16, 2025, and as further amended by a Waiver and Amendment No. 2 thereto, dated as of November 13, 2025 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”; and the Existing Credit Agreement as modified by this Amendment, the “Credit Agreement”), by and among the Borrower, the Additional Borrowers from time to time party thereto, the Guarantors, the Lenders and the Agents;
WHEREAS, as of the date hereof the aggregate Commitment Amount under the Existing Credit Agreement is $500,000,000;
WHEREAS, the Borrower has requested that the Lenders increase the aggregate Commitment Amount to $750,000,000 (the “Facility Upsize”), with each Lender’s Commitment Amount being increased on a pro rata basis, in accordance with the terms set forth in the Existing Credit Agreement;
WHEREAS, in connection with the Facility Upsize, the parties hereto have agreed to amend the Existing Credit Agreement as set forth herein to give effect to the Facility Upsize and to update Schedule 1 to the Existing Credit Agreement to reflect each Lender’s updated Commitment Amount;
WHEREAS, the Lenders signatory hereto constitute one hundred percent (100%) of the Lenders under the Existing Credit Agreement for all purposes thereunder and, in such capacity, have agreed to the amendments set forth herein on, and subject to, the terms and conditions hereinafter set forth;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:
1.Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement. Section references herein refer to the numbered sections of the Credit Agreement, unless stated otherwise in the context.

[Lender Signature Pages On File with the Administrative Agent]

2.Amendments to the Existing Credit Agreement. As of the Effective Date, the Existing Credit Agreement is hereby amended as follows:
(a)The definition of “Commitment Amount” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
(b)“Commitment Amount” means the commitment of a Lender to make an Advance in the amount set forth on Schedule 1 next to the name of such Lender or in an applicable Assignment and Acceptance, subject to adjustment in accordance with the terms hereof. The aggregate Commitment Amount as of the Third Amendment Effective Date is $750,000,000.
(c)The definition of “Maximum Advance Amount” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
(d)“Maximum Advance Amount” means $750,000,000 (as the same may be increased in accordance with Section 2.19).
(e)The definition of “Undrawn Fee” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
(f)“Undrawn Fee” means, with respect to each Lender (and notwithstanding any provisions relating to Undrawn Fees in any Lender Fee Letter to which such Lender is a party prior to the Third Amendment Effective Date), a fee payable on each Payment Date by the Borrowers to the Administrative Agent, for the benefit of such Lender, in accordance with and subject to Section 9.01, equal to the Undrawn Fee Rate of such Lender's percentage of the daily average Undrawn Amount for each day during the related Interest Accrual Period, payable in arrears in accordance with the applicable provisions of this Agreement; provided that no Undrawn Fees shall accrue or be payable to such Lender on any day on which such Lender is a Defaulting Lender.
(g)A new definition of “Third Amendment Effective Date” is hereby inserted in Section 1.01 of the Existing Credit Agreement in appropriate alphabetical order as follows:
(h)“Third Amendment Effective Date” means May 5, 2026.
(i)A new definition of “Undrawn Amount” is hereby inserted in Section 1.01 of the Existing Credit Agreement in appropriate alphabetical order as follows:
(j)“Undrawn Amount” means, with respect to each Lender and as of any date of determination, the amount by which (x) the aggregate Commitment Amount of such Lender exceeds (y) the aggregate principal amount outstanding of all Advances of such Lender, in each case, as of such date.
(k)A new definition of “Undrawn Fee Rate” is hereby inserted in Section 1.01 of the Existing Credit Agreement in appropriate alphabetical order as follows:
(l)“Undrawn Fee Rate” means, for each Lender, (i) if the Undrawn Amount is greater than 50% of the Commitment Amount as of any date of determination, 0.30% (30 basis points) per annum or (ii) if the Undrawn Amount is less than or equal to 50% of the Commitment Amount as of any date of determination, 0.20% (20 basis points) per annum.

[Lender Signature Pages On File with the Administrative Agent]

(m)Section 2.19 of the Existing Credit Agreement is hereby amended by replacing the reference to “$700,000,000” therein with “$950,000,000”.
(n)Section 5.01(d)(i) of the Existing Credit Agreement is hereby amended by replacing the reference to “(or, as elected by the Lead Borrower, the Person consolidating the Loan Parties)” therein with “(or, as elected by the Lead Borrower, Beethoven JV 1, LLC to the extent the financial statements of Beethoven JV 1, LLC consolidate the Loan Parties)”.
(o)Schedule 1 of the Existing Credit Agreement (Lender Information) is hereby amended and restated in its entirety to read as set forth in Exhibit A attached hereto.
3.Accession of New Lenders.

(a)By their signatures hereto, each of BANK OF AMERICA, N.A. and MIZUHO BANK, LTD. (each, an “Acceding Lender” and together, the “Acceding Lenders”) hereby accedes to the Credit Agreement as an additional Lender with the applicable Commitment Amount and Lender Percentage set forth against its name in Schedule 1 (as amended and restated pursuant to Section 2(e) hereof). The effective date of such accession shall be the Effective Date.
(b)Each Acceding Lender, by its execution hereof, (i) confirms that it has received a copy of the Existing Credit Agreement (including all exhibits, schedules and other attachments thereto) and such other Facility Documents as it has requested, together with copies of the most recently delivered financial statements of the Borrower, and has reviewed such documentation and information as such Acceding Lender has deemed appropriate to make its own credit analysis and decision to become a Lender hereunder, (ii) agrees that it will, independently and without reliance upon any Agent or any other Lender, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under the Facility Documents, (iii) appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Facility Documents as are delegated to such Agent by the terms thereof, together with all such powers as are reasonably incidental thereto, and (iv) agrees that it will perform in accordance with their terms all the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender.
(c)From and after the Effective Date, the Acceding Lenders shall be parties to the Credit Agreement and have the rights and obligations of a Lender thereunder and under the other Facility Documents, and shall be bound by the provisions thereof.
4.Representations.
(a)As of the date hereof and after giving effect to this Amendment, no Manager Termination Event, Unmatured Event of Default or Event of Default has occurred and is continuing.

5.No Further Modification; Ratification.
(a)Except as expressly modified or amended in this Amendment, all of the terms, covenants, provisions, agreements and conditions of the Credit Agreement and each other Facility Document are hereby ratified and confirmed in every respect and shall remain unmodified and unchanged and shall continue in full force and effect. The Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed.

[Lender Signature Pages On File with the Administrative Agent]

(b)This Amendment shall constitute a Facility Document for purposes of the Credit Agreement and, on and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Facility Documents or any other agreement to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.
(c)Reaffirmation. Each Loan Party hereby reaffirms its grant to the Collateral Agent, for the benefit of the Secured Parties, of a continuing security interest in, and a right to set off against, any and all right, title and interest of such Loan Party in and to the related Collateral of such Loan Party, whether now owned or existing or owned, acquired or arising hereafter, and all proceeds and products thereof, to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration or otherwise of the Obligations or the Guaranteed Obligations (as applicable), pursuant to the Credit Agreement, and each of the SPV Guarantor and each Subsidiary Guarantor hereby reaffirms the guarantee provided by each such Loan Party pursuant to Section 13.01 of the Credit Agreement. The execution and delivery of this Amendment shall constitute an amendment, but not a novation, of the Obligations or the Guaranteed Obligations (as applicable) and the pledge of the related Collateral made by such Loan Party thereunder to the Collateral Agent. Each Loan Party hereby reaffirms all UCC financing statements and continuation statements and amendments thereof filed and all other filings and recordations made in respect of the Collateral granted by such Loan Party and the Liens and security interests granted by such Loan Party under the Credit Agreement and acknowledges that all such filings and recordations were and remain authorized and effective on and after the date hereof.
6.Conditions to Effectiveness. This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Effective Date”):
(a)Execution. The Administrative Agent, the Collateral Agent and the Calculation Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of the Borrower and the Lenders, in each case, in form and substance reasonably satisfactory to the Lenders.
(b)Representations and Warranties. The representations and warranties contained in Section 4.01 of the Credit Agreement shall be true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.
(c)Opinion of Counsel. The Administrative Agent shall have received a written opinion of counsel to the Borrower, addressed to the Administrative Agent, the Collateral Agent, the Calculation Agent and the Lenders, dated as of the Effective Date, in form and substance satisfactory to the Required Lenders, covering (i) corporate organization, capacity, power and authority, due execution and delivery and enforceability of this Amendment, and (ii) security interest matters in favor of the Collateral Agent, for the benefit of the Secured Parties, or the perfection thereof.

[Lender Signature Pages On File with the Administrative Agent]

(d)Receipt by each Agent and each Lender of all fees and other amounts due and payable to each such Person on or prior to the date hereof, including reimbursement or payment of all reasonable out-of-pocket costs and expenses required to be reimbursed or paid by the Borrower.
7.Counterparts; Electronic Execution. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The parties hereto agree that “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures, authentication, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act as in effect in any state, the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), the Illinois Electronic Commerce Security Act (5 ILCS 175/1-101 et seq.), or the Uniform Commercial Code, and the parties hereto hereby waive any objection to the contrary.
8.Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
9.Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
10.Submission to Jurisdiction; Waivers; Etc. Each party hereto hereby irrevocably and unconditionally:
(a)submits for itself and its property in any legal action or proceeding relating to this Amendment or the other Facility Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York located in the County of New York, the courts of the United States of America for the Southern District of New York, and the appellate courts of any of them;
(b)consents that any such action or proceeding may be brought in any court described in Section 11.12(a) of the Credit Agreement and waives to the fullest extent permitted by Applicable Law any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c)agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address referenced in Section 11.02 of the Credit Agreement or at such other address as may be permitted thereunder;

[Lender Signature Pages On File with the Administrative Agent]

(d)agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law; and
(e)waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding against any party hereto or any Secured Party arising out of or relating to this Amendment or any other Facility Document any special, exemplary, indirect, punitive or consequential damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement).
11.Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER FACILITY DOCUMENT OR FOR ANY COUNTERCLAIM THEREIN OR RELATING THERETO.
12.Service of Process. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF PROCESS AND IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
13.Non-Recourse. Each Secured Party and the Calculation Agent acknowledges that each of the Borrower and the SPV Guarantor is required to be a special purpose entity and that none of the directors, officers, incorporators, shareholders, partners, agents or employees (collectively, the “Relevant Agents”) of the Borrower or the SPV Guarantor (including the Parent) shall be personally liable for any of the Obligations of the Borrower or the SPV Guarantor under this Amendment and the Credit Agreement. Each of the Borrower’s and the SPV Guarantor’s respective sole source of funds for payment of all amounts due hereunder shall be the Collateral granted by such Loan Party. No recourse shall be had for the payment of any amount owing in respect of the Advances against the Parent or any of the other Relevant Agents for any other amounts payable in respect of the Obligations or the Guaranteed Obligations (as applicable) hereunder or under the other Facility Documents.
14.Consent of Lenders. The Lenders signatory hereto, which (x) represent one hundred percent (100%) of the aggregate Commitment Amounts and (y) constitute the Required Lenders, hereby consent to this Amendment and authorize and direct the Administrative Agent, the Collateral Agent and the Calculation Agent to execute and deliver this Amendment.
15.Certification of the Borrower. By its signature hereto, the Borrower hereby certifies to each of the Administrative Agent and the Collateral Agent that this Amendment is authorized or permitted by the Existing Credit Agreement and that all conditions precedent to the execution of this Amendment have been complied with.
16.No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party hereto under the Credit Agreement or any other Facility Document, nor constitute an amendment of any provision of the Credit Agreement or any other Facility Document, other than as expressly set forth herein.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers as of the day and year first above written.

BEETHOVEN FINANCING 1, LLC, as

Borrower

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson

Title:	Vice President and Secretary

BEETHOVEN HOLDINGS 1, LLC, as

SPV Guarantor

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson

Title:	Vice President and Secretary

[Signature Page to Amendment No. 3 to Credit Agreement]

ACKNOWLEDGED BY:

THE BANK OF NEW YORK MELLON,

as Administrative Agent

/s/ Shylock Baloyi
Name:	Shylock Baloyi
Title:	Associate

THE BANK OF NEW YORK MELLON,

as Collateral Agent

/s/ Shylock Baloyi
Name:	Shylock Baloyi
Title:	Associate

THE BANK OF NEW YORK MELLON,

as Calculation Agent

/s/ Shylock Baloyi
Name:	Shylock Baloyi
Title:	Associate

[Signature Page to Amendment No. 3 to Credit Agreement]

[Signature Page to Amendment No. 3 to Credit Agreement]

ACKNOWLEDGED AND AGREED:

BEETHOVEN JV 1, LLC, as Manager

/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Vice President and Secretary
[Signature Page to Amendment No. 3 to Credit Agreement]